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                                                                    Exhibit 10.6

                                 AMENDMENT NO. 5
                                       AND
                            FORBEARANCE TO AND UNDER
                         THE REVOLVING CREDIT AGREEMENT

            AMENDMENT NO. 5 AND FORBEARANCE (this "Amendment and Forbearance"), dated as of March 16, 1999, to and under the Credit Agreement, dated as of March 18, 1998, by and among ROBOTIC VISION SYSTEMS, INC., a Delaware corporation (the "Borrower"), the Lenders party thereto and THE BANK OF NEW YORK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent") as heretofore amended and as may heretofore be amended, modified and supplemented from time to time (the "Credit Agreement").

                                    RECITALS

            A. Capitalized terms used herein which are not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

            B. As more fully described in Amendment No. 3, certain Forbearance Events of Default have occurred and are continuing or are anticipated to occur in the future.

            C. The Borrower has requested that the Administrative Agent and the Lenders agree (i) to amend certain provisions of the Credit Agreement and (ii) to forbear from exercising rights under the Loan Documents with respect to the Forbearance Events of Default, in each case to the extent and in the manner set forth below, and the Administrative Agent and the Lenders executing this Amendment and Forbearance are willing to do so subject to the terms and conditions hereof.

            In consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

            SECTION 1. Forbearance. (a) The Administrative Agent, the Lenders and the Borrower hereby acknowledge the occurrence and continuance of, or the future occurrence of, the Forbearance Events of Default, in each case, as described in Amendment No. 3 and as amended hereby. Subject to the satisfaction of the conditions set forth in Section 3 hereof and so long as no Event of Default (other than the Forbearance Events of Default) shall have occurred and be continuing under the Credit Agreement, the Administrative Agent and the Lenders hereby agree to forbear, until the expiration of the Forbearance Period, from commencing any lawsuit or taking any action to enforce any of their respective rights and remedies under the Loan Documents (including, without limitation, disposing of or collecting upon any Collateral granted to secure payment under the Loan Documents) in connection with the Forbearance Events of Default; provided, however, that such forbearance shall extend only to the foregoing specific Forbearance Events of Default and not to any other Defaults or Events of Default now existing or occurring after the Amendment No. 5

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Effective Date and shall not in any way or manner restrict the Administrative
Agent or the Lenders from exercising any rights or remedies they may have after the expiration or termination of the Forbearance Period.

            (b) The Administrative Agent and the Lenders hereby agree that during the Forbearance Period, the provisions of Section 3.1(b) of the Credit Agreement shall not apply and the default rate of interest described in such section shall not accrue and shall not be deemed to have accrued, at any time prior to or during the Forbearance Period (although interest shall continue to accrue at the rates otherwise applicable) as to any amounts payable or outstanding under the Credit Agreement; provided, that during the Forbearance Period all Revolving Loans shall be maintained as ABR Advances and may not be converted to Eurodollar Advances.

            SECTION 2. Amendments to Credit Agreement.

                  (a) The definition of the term "Anticipatory Events of Default" set forth in Recital B of Amendment No. 3 is hereby amended by deleting the date "March 19, 1999" appearing therein and inserting in lieu thereof the date "April 23, 1999".

                  (b) The definition of the term "Forbearance Period" is hereby amended by deleting the date "March 19, 1999" appearing in clause (i) of such definition and inserting in lieu thereof the date "April 23, 1999".

                  (c) Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:

                  "Amendment No. 5": shall mean that certain Amendment No. 5 and Forbearance to and under the Credit Agreement, dated as of March 16, 1999.

                  "Amendment No. 5 Effective Date": shall have the meaning set forth in Section 3 of Amendment No. 5.

                  "Section 7.12 Transaction": shall have the meaning set forth in Section 7.12.

                  (d) Section 2.4(b) of the Credit Agreement is hereby amended by deleting the word "and" immediately following subsection (iv) thereof, by deleting the period at the end of subsection (v) thereof and inserting in lieu thereof a semi-colon and the word "and", and by inserting the following new subsection (vi) at the end thereof:

                  "(vi) by an amount equal to 80% of the Net Cash Proceeds with respect to a Section 7.12 Transaction permitted by Section 8.6(f) hereof, it being understood


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                  and agreed that the Borrower shall be permitted to retain the balance thereof for working capital purposes."

                  (e) Article 7 of the Credit Agreement is hereby amended by inserting the following new sections 7.11 and 7.12 at the end thereof:

                  "7.11 Accounts Receivable and Inventory Review

                        As soon as practicable after the Amendment No. 5
                  Effective Date, the Borrower shall instruct
                  PricewaterhouseCoopers, financial consultants to the Borrower, to commence a review of the Borrower's and its Subsidiaries' accounts receivable and inventory, to deliver to the Lenders copies of the report prepared in connection with such review, and to make the Accountants available to the Lenders to discuss such report as may reasonably be requested by the Lenders.

                  7.12 Sale of Business Unit

                        From and after the Amendment No. 5 Effective Date, the
                  Borrower shall use its reasonable best efforts to effect the sale or other disposition of the capital stock of, or substantially all of the assets of one of its business units in an arms-length transaction on commercially reasonable terms for fair consideration (a "Section 7.12 Transaction"), and to apprise the Agent and the Lenders not less than once every two weeks as to the Borrower's efforts to effect such sale, and the progress achieved in the consummation thereof, in each case in such detail as the Lenders shall reasonably request."

                  (f) Section 8.6 of the Credit Agreement is hereby amended by inserting the following new subsection (f) at the end thereof:

                  "(f) notwithstanding anything to the contrary set forth in this Section 8.6, and subject to the terms of Section 2.4(b)(vi) hereof, a Section 7.12 Transaction on terms satisfactory to the Required Banks."

            SECTION 3. This Amendment and Forbearance shall not become effective until the date (the "Amendment No.5 Effective Date") on which each of the following has occurred:

                  (a) The Administrative Agent shall have executed this Amendment and Forbearance and shall have received the consent thereto of each of the Lenders, the Borrower and the Subsidiary Guarantors;


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                  (b)   (i) The Borrower shall be in compliance with all of the
                        terms and provisions set forth in the Credit Agreement (excluding the Forbearance Events of Default) to be observed and performed by it; (ii) all representations and warranties contained in Article 4 of the Credit Agreement (excluding the Forbearance Events of Default) shall be true and correct in all material respects on and as of the Amendment No. 5 Effective Date with the same effect as if made on and as of such date except to the extent such representations and warranties expressly relate to an earlier date; and (iii) after giving effect to this Amendment and Forbearance, no Event of Default or event which upon notice or lapse of time or both would constitute an Event of Default shall have occurred and be continuing (other than the Forbearance Events of Default); and

                  (c) The Administrative Agent shall have received such other documents as it shall reasonably request.

            SECTION 4. The Borrower agrees to pay to Morgan, Lewis & Bockius LLP any reasonable fees and disbursements of such firm in connection with the transactions contemplated hereby promptly upon the presentation of an invoice therefor. The Borrower authorizes and directs the Administrative Agent to debit the Borrower's operating account (Account No. 690-0761641) and pay such amounts no earlier than three (3) days subsequent to such presentation.

            SECTION 5. By their execution at the foot hereof, each of the Borrower and each Subsidiary Guarantor hereby reaffirms and admits the validity and enforce ability of the Credit Agreement and the other Loan Documents and all of its obligations thereunder and admits that it has no defense, offset or counterclaim thereto.

            SECTION 6. This Amendment and Forbearance and the consents hereto may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment and Forbearance and the consents hereto to produce or account for more than one counterpart signed by the party to be charged.

            SECTION 7. This Amendment and Forbearance is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in


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accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.


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                          ROBOTIC VISION SYSTEMS, INC.
                         AMENDMENT NO. 5 AND FORBEARANCE
                        TO AND UNDER THE CREDIT AGREEMENT

      IN WITNESS WHEREOF, the Borrower and the Administrative Agent have caused this Amendment and Forbearance to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              ROBOTIC VISION SYSTEMS, INC.

                              By:_______________________________________
                              Name:_____________________________________
                              Title:____________________________________


                              THE BANK OF NEW YORK, individually
                              and as Administrative Agent

                              By:_______________________________________
                              Name:_____________________________________
                              Title:____________________________________


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                          ROBOTIC VISION SYSTEMS, INC.
                         AMENDMENT NO. 5 AND FORBEARANCE
                        TO AND UNDER THE CREDIT AGREEMENT

CONSENTED TO:

FIRST UNION NATIONAL BANK


By:________________________________
Name:______________________________
Title:_____________________________


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                          ROBOTIC VISION SYSTEMS, INC.
                         AMENDMENT NO. 5 AND FORBEARANCE
                        TO AND UNDER THE CREDIT AGREEMENT

CONSENTED TO:

FLEET BANK, N.A.


By:________________________________
Name:______________________________
Title:_____________________________


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                          ROBOTIC VISION SYSTEMS, INC.
                         AMENDMENT NO. 5 AND FORBEARANCE
                        TO AND UNDER THE CREDIT AGREEMENT

CONSENTED TO:

SYSTEMATION ENGINEERED PRODUCTS, INC.
VANGUARD AUTOMATION, INC.

AS TO EACH OF THE FOREGOING

By:________________________________
Name:______________________________
Title:_____________________________


NORTHEAST ROBOTICS LLC
By:   Robotic Vision Systems, Inc.
      as Sole Member and Manager
      of Acuity Imaging LLC,
      as Sole Member and Manager

By:________________________________
Name:______________________________
Title:_____________________________


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                          ROBOTIC VISION SYSTEMS, INC.
                         AMENDMENT NO. 5 AND FORBEARANCE
                        TO AND UNDER THE CREDIT AGREEMENT

CONSENTED TO:

ACUITY IMAGING LLC
By:   Robotic Vision Systems, Inc.
      as Sole Member and Manager

By:________________________________
Name:______________________________
Title:_____________________________


CIMATRIX LLC
By:   Robotic Vision Systems, Inc.
      as Sole Member and Manager

By:________________________________
Name:______________________________
Title:_____________________________


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